SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.

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1-800-882-0052

BlackRock Announces Board Approval of Fund Reorganizations

New York, September 17, 2010 – BlackRock Advisors, LLC announced today that the Board of Directors/Trustees of each of BlackRock Senior Floating Rate Fund, Inc. (XMPFX), BlackRock Senior Floating Rate Fund II, Inc. (XMPCX) and BlackRock Funds II approved the reorganizations of BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc. into the BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II, with the BlackRock Floating Rate Income Portfolio being the surviving fund (the “Reorganizations”).

If approved by shareholders, it is currently expected that each Reorganization would be completed in the first quarter of 2011, subject to regulatory requirements and customary closing conditions being satisfied.  In connection with the Reorganizations, the Board of Directors of Master Senior Floating Rate LLC approved the liquidation and dissolution of Master Senior Floating Rate LLC and the distribution of its assets to the funds in the event one or both of the Reorganizations are approved by shareholders.

In approving the Reorganizations, the Boards considered, among other things, each fund’s investment objective, investment policies and strategies, risk factors, net asset value performance, portfolio management team, distribution yield and earnings, expenses and certain structural differences among the funds, including that the BlackRock Floating Rate Income Portfolio, as an open-end fund, offers shareholders daily liquidity for its shares.  The investment objectives, policies and strategies of BlackRock Senior Floating Rate Fund, Inc., BlackRock Senior Floating Rate Fund II, Inc. and Master Senior Floating Rate LLC are similar and compatible to those of the BlackRock Floating Rate Income Portfolio.

Additional Information about the Proposed Reorganizations and Where to Find It

This press release is not intended to, and shall not, constitute an offer to purchase or sell shares of any of the funds; nor is this press release intended to solicit a proxy from any shareholder of any of the funds. The solicitation of the purchase or sale of securities or of proxies to effect each Reorganization may only be made by a final, effective Registration Statement, which includes a definitive Combined Prospectus/Proxy Statement, after the Registration Statement  becomes effective pursuant to the Securities Act of 1933, as amended and the rules thereunder.

This press release references a Registration Statement, which includes a Combined Prospectus/Proxy Statement, to be filed by BlackRock Funds II, on behalf of the BlackRock Floating Rate Income Portfolio.  This Registration Statement has yet to be filed with the Securities and Exchange Commission ("SEC").  After the Registration Statement is filed with the SEC, it may be amended or withdrawn and the Combined Prospectus/Proxy Statement will not be distributed to shareholders of the funds unless and until the Registration Statement becomes effective.

The funds and their respective directors, trustees, officers and employees, and BlackRock, and its shareholders, officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to these proposed Reorganizations.  Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of the funds' respective directors, trustees, officers and employees, and BlackRock and its shareholders, officers and employees and other persons by reading the Combined Prospectus/Proxy Statement regarding the proposed Reorganizations when it is filed with the SEC.

INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE COMBINED PROSPECTUS/PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATIONS.  INVESTORS SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS CAREFULLY.  THE COMBINED PROSPECTUS/PROXY STATEMENT WILL CONTAIN INFORMATION WITH RESPECT TO THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUNDS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS.  The Combined Prospectus/Proxy Statement will constitute neither an offer to sell securities, nor will it constitute a solicitation of an offer to buy securities, in any state where such offer or sale is not permitted.

Investors may obtain free copies of the Registration Statement and Combined Prospectus/Proxy Statement and other documents (when they become available) filed with the Securities and Exchange Commission at the SEC's web site at www.sec.gov.  In addition, free copies of each Combined Prospectus/Proxy Statement and other documents filed with the SEC may also be obtained after each Registration Statement becomes effective by directing a request to BlackRock at (800) 882-0052.

About BlackRock

BlackRock is a leader in investment management, risk management and advisory services for institutional and retail clients worldwide.  At June 30, 2010, BlackRock’s AUM was $3.151 trillion.  BlackRock offers products that span the risk spectrum to meet clients’ needs, including active, enhanced and index strategies across markets and asset classes. Products are offered in a variety of structures including separate accounts, mutual funds, iShares® (exchange traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®.  Headquartered in New York City, as of June 30, 2010, the firm has approximately 8,500 employees in 24 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.  For additional information, please visit the firm’s website at www.blackrock.com

Forward-Looking Statements

This press release, and other statements that BlackRock or the funds may make, may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act, with respect to the future financial or business performance, strategies or expectations of BlackRock or the funds.  Forward-looking statements are typically identified by words or phrases such as “trend,” “potential,” opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve,” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

BlackRock cautions that forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  Forward-looking statements speak only as of the date they are made, and neither BlackRock nor any of the funds assumes a duty to or undertakes to update forward-looking statements.  Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

The following factors, among others, could cause actual events to differ materially from forward-looking statements or historical performance: (1) the introduction, withdrawal, success and timing of business initiatives and strategies; (2) changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the funds’ net asset value; (3) the impact of increased competition; (4) the impact of future acquisitions or divestitures; (5) the unfavorable resolution of any legal proceedings; (6) the extent and timing of any distributions or share repurchases; (7) the impact, extent and timing of technological changes and the adequacy of intellectual property protections; (8) the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to the funds, BlackRock, or PNC; (9) terrorist activities and international hostilities, which may adversely affect the general economy, domestic and local financial and capital markets; (10) the ability to attract and retain highly talented professionals; (11) the impact of changes to tax legislation; (12) the funds’ inability to obtain the necessary shareholder approvals for the Reorganizations to occur; (13) the funds’ inability to satisfy the requisite regulatory requirements or closing conditions; and (14) the funds’ inability to complete the Reorganizations in a timely manner.

The Annual and Semi-Annual Reports and other regulatory filings of the BlackRock Funds with the SEC are accessible on the SEC's website at www.sec.gov and on BlackRock’s website at www.blackrock.com, and may discuss these or other factors that affect the funds.  The information contained on our website is not a part of this press release.

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